UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

_________________

         Date of Report (Date of earliest event reported): October 19, 2004

KRONOS INCORPORATED

(Exact name of Registrant as Specified in its Charter)

Massachusetts	0-20109	04-2640942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

297 Billerica Road, Chelmsford, MA 01824

 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:(978) 250-9800

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition

         On October 19, 2004, Kronos Incorporated issued a press release providing updated earnings and revenue guidance for the fiscal quarter ended September 30, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.      Financial Statements and Exhibits

     (c)         Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1	Press Release, entitled “Kronos® to exceed earnings guidance for fourth quarter and Fiscal 2004; announces release date of November 1,” issued by the company on October 19, 2004.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2004	KRONOS INCORPORATED
By: /s/ Paul A. Lacy Paul A. Lacy Executive Vice President, Chief Financial and Administrative officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, entitled "Kronos®to exceed earnings guidance for fourth quarter and Fiscal 2004; announces release date of November 1," issued by the company on October 19, 2004.

Exhibit 99.1

For Immediate Release

Contact:    Michele Glorie
                  Kronos Incorporated
                  (978) 947-2855
                  mglorie@kronos.com

Kronos® to exceed earnings guidance for fourth quarter and
Fiscal 2004; announces release date of November 1

CHELMSFORD, Mass., Oct. 19, 2004 — Kronos® Incorporated (Nasdaq: KRON) today announced, based on preliminary information, that earnings for its fiscal fourth quarter and year ended Sept. 30, 2004 are expected to exceed the guidance that Kronos offered in July. Kronos expects revenue for the fourth quarter and full year to be near the high end of the range of guidance that Kronos offered in July.

“Preliminary results indicate that we had a very good fourth quarter,” said Mark S. Ain, Kronos’ chief executive officer. “We attribute these results to strong customer acceptance of Workforce Central® 5 across all targeted industries.”

Kronos will release its fourth quarter and full-year Fiscal 2004 results on Monday, Nov. 1, 2004, and will review the results during a conference call on the same day, at 4:30 p.m. Eastern. A Webcast of the conference call will be available to all interested parties on the Kronos website located at www.kronos.com under the Investor Relations section.

About Kronos Incorporated

Kronos Incorporated is the most trusted name in workforce management. Kronos helps organizations staff, develop, deploy, track, and reward their workforce, resulting in reduced costs, increased productivity, better decision-making, improved employee satisfaction, and alignment with organizational objectives. More than 20 million people use a Kronos solution every day. Learn more about Kronos’ high-impact enterprise solutions at www.kronos.com.

(more)

Safe Harbor Statement

This press release contains forward-looking statements that involve a number of risks and uncertainties, including the performance estimates and statements relating to earnings and revenue growth and the market acceptance of our new products, our ability to monitor and manage discretionary costs, and potential acquisitions. Among the important factors that could cause actual operating results to differ materially from those indicated by such forward-looking statements are delays in product development, including enhancements to existing products, product performance issues, competitive pressures, general economic conditions and the risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission. The timing of the release of new products or product enhancements will take place if and when available and at the sole discretion of Kronos.

_________________

© 2004 Kronos Incorporated. Kronos, Workforce Central, and the Kronos logo are registered trademarks of Kronos Incorporated or a related company. All other product and company names mentioned are used for identification purposes only and may be trademarks of their respective owners.